SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: April 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Ted Novak (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 04/25/02 Prior Payment: 03/25/02 Record Date: 03/29/02 WAC: 7.246176% WAMM: 284 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200204 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 74,610,154.51 3,892,904 00077BBV4 1000.000000000 869.521384302 45.368677644 IA-2 42,000,000.00 0.00 00077BAX1 1000.000000000 0.000000000 0.000000000 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 9,050,4 215,48 00077BAZ6 1000.000000000 512.743329782 12.207912454 IA-5 71,376,367.00 00077BBA0 1000.000000000 0.000000000 0.000000000 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 0.00 00077BBC6 1000.000000000 0.000000000 0.000000000 IA-8 25,960,631.00 24,976,29 1928033.63 00077BBD4 1000.000000000 962.083561451 74.267595036 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 7,817,5 677,47 00077BBF9 1000.000000000 274.298737193 23.771077895 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 17,488,65 1,082,283 00077BBK8 1000.000000000 346.108546818 21.418875235 IA-X 12,784,321.00 4,980,0 0.00 00077BBL6 1000.000000000 389.540317214 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 401,508.16 71,118,757.78 00077BBV4 0.000000000 4.679254900 828.831961559 IA-2 0.00 0.00 00077BAX1 0.000000000 0.000000000 0.000000000 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 8,834,968 00077BAZ6 0.000000000 0.000000000 500.53541733 IA-5 0.00 0.00 00077BBA0 0.000000000 0.000000000 0.000000000 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 00077BBC6 0.000000000 0.000000000 0.000000000 IA-8 0.00 0.00 23,048,262. 00077BBD4 0.000000000 0.000000000 887.815966415 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 7,140,038 00077BBF9 0.000000000 0.000000000 250.527659298 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 16,406,375. 00077BBK8 0.000000000 0.000000000 324.689671582 IA-X 0.00 0.00 4,770,064 00077BBL6 0.000000000 0.000000000 373.118344121 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 58,950.59 0.00 0.074058351 00077BBV4 0.687021746 0.000000000 0.069801420 IA-2 0.00 0.00 0.064000000 00077BAX1 0.000000000 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 48,269.07 0.00 0.064000000 00077BAZ6 2.734631142 0.000000000 0.064 IA-5 0.00 0.00 0.070000000 00077BBA0 0.000000000 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 0.00 0.00 0.064000000 00077BBC6 0.000000000 0.000000000 0.064 IA-8 133,206.91 0.00 0.064000000 00077BBD4 5.131112183 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 43,973.52 0.00 0.0675 00077BBF9 1.542930526 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 98,373.70 0.00 0.0675 00077BBK8 1.946860485 0.000000000 0.0675 IA-X 28,012.55 0.00 0.0675 00077BBL6 2.191164474 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 17,364,654.80 320,560.17 00077BBN2 1000.000000000 461.880184170 8.526538078 IIA-X 1,507,139.00 526,9 0.00 00077BBP7 1000.000000000 349.644610366 0.000000000 IIA-P 352,210.00 226,382.03 1,861.87 00077BBQ5 1000.000000000 642.747309844 5.286249681 M 8,829,808.00 8,347,819.78 12,782.34 00077BBR3 1000.000000000 945.413510690 1.447635101 B-1 4,215,000.00 3,984,917.96 6,101.78 00077BBS1 1000.000000000 945.413513642 1.447634638 B-2 1,989,733.00 1,881,120.48 2,880.41 00077BBT9 1000.000000000 945.413520306 1.447636442 B-3 2,147,792.00 2,030,551.58 3,109.22 00077BBW2 1000.000000000 945.413513040 1.447635525 B-4 954,574.00 902,467.17 1,381.87 00077BBX0 1000.000000000 945.413524776 1.447630042 B-5 954,573.94 902,467.10 1,381.87 00077BBY8 1000.000000000 945.413510870 1.447630133 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 17,044,094.63 00077BBN2 0.000000000 0.000000000 453.3536461 IIA-X 0.00 0.00 508,728.62 00077BBP7 0.000000000 0.000000000 337.5459217 IIA-P 0.00 0.00 224,520.16 00077BBQ5 0.000000000 0.000000000 637.4610602 M 0.00 0.00 8,335,037.44 00077BBR3 0.000000000 0.000000000 943.9658756 B-1 0.00 0.00 3,978,816.18 00077BBS1 0.000000000 0.000000000 943.965879 B-2 0.00 0.00 1,878,240.07 00077BBT9 0.000000000 0.000000000 943.9658839 B-3 0.00 0.00 2,027,442.36 00077BBW2 0.000000000 0.000000000 943.9658775 B-4 0.00 0.00 901,085.30 00077BBX0 0.000000000 0.000000000 943.9658947 B-5 0.00 0.00 901,085.23 00077BBY8 0.000000000 0.000000000 943.9658807 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 94,058.55 0.00 6.500000000% 00077BBN2 2.501851082 0.000000000 6.500000000% IIA-X 2,854.38 0.00 6.500000000% 00077BBP7 1.893906269 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 46,829.56 0.00 6.731754850% 00077BBR3 5.30357625 0.000000000 6.980141980% B-1 22,354.58 0.00 6.731754850% 00077BBS1 5.303577699 0.000000000 6.980141980% B-2 10,552.70 0.00 6.731754850% 00077BBT9 5.303575907 0.000000000 6.980141980% B-3 11,390.98 0.00 6.731754850% 00077BBW2 5.303576883 0.000000000 6.980141980% B-4 5,062.66 0.00 6.731754850% 00077BBX0 5.303580445 0.000000000 6.980141980% B-5 5,062.56 0.00 6.731754850% 00077BBY8 5.30347602 0.000000000 6.980141980% R (Component R- 10.63 0.00 6.750000000% 9ABSB500 106.30 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 230,508,934.91 7,744,730.88 None 1000.000000000 482.956702584 16.226571389 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 222,764,204.03 None 0.000000000 0.000000000 466.730131194 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,341,499.72 0.00 6.983675780% None 2.81067752 0.00000000 6.980141980% R (Component R- 10.74 0.00 9ABSB500 0.00002250 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 460,458. 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 48,269. 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 133,206. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 43,973. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 98,373. 0.00 0.00 0.00 IA-X 28,012. 0.00 0.00 0.00 IIA-1 94,058. 0.00 0.00 0.00 IIA-X 2,854 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 46,829. 0.00 0.00 0.00 B-1 22,354. 0.00 0.00 0.00 B-2 10,552. 0.00 0.00 0.00 B-3 11,390. 0.00 0.00 0.00 B-4 5,062 0.00 0.00 0.00 B-5 5,062 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1341510.46 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 460,458.75 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 48,269.07 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 133,206.91 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 43,973.52 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 98,373.70 IA-X 0.00 0.00 28,012.55 IIA-1 0.00 0.00 94,058.55 IIA-X 0.00 0.00 2,854.38 IIA-P 0.00 0.00 0.00 M 0.00 0.00 46,829.56 B-1 0.00 0.00 22,354.58 B-2 0.00 0.00 10,552.70 B-3 0.00 0.00 11,390.98 B-4 0.00 0.00 5,062.66 B-5 0.00 0.00 5,062.66 R (Compone 0.00 0.00 10.73 Total 0.00 0.00 1,341,510.46 Advances Prior Outstanding Principal Interest Servicer 45576.42 234354.11 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 45576.42 234354.11 Current Period Principal Interest Servicer 24,678.02 85,266.06 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 24,678.02 85,266.06 Recovered Principal Interest Servicer 14,783.95 68,390.65 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 14,783.95 68,390.65 Outstanding Principal Interest Servicer 55,470.49 251,229.52 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 55,470.49 251,229.52 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/25/02 3 830,913 2 482,926 0.40% 0.37% 0.27% 0.22% 03/25/02 4 1,086,439 0 0 0.52% 0.47% 0.00% 0.00% 02/25/02 5 1,474,188 0 0 0.62% 0.61% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.35% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.10% 0.08% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.10% 0.18% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.18% 0.19% 0.18% 0.14% 02/26/01 3 862,148 2 493,215 0.26% 0.25% 0.17% 0.14% 01/25/01 2 493,691 0 0 0.17% 0.14% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 04/25/02 0.00 0 3 869,887 0.00% 0.00% 0.40% 0.39% 03/25/02 1.00 401,891 2 468,951 0.13% 0.17% 0.26% 0.20% 02/25/02 2.00 637,810 2 469,478 0.25% 0.27% 0.25% 0.20% 01/25/02 3.00 858,362 2 470,001 0.35% 0.34% 0.24% 0.19% 12/26/01 1.00 403,150 3 706,511 0.11% 0.15% 0.33% 0.26% 11/26/01 2.00 640,728 2 470,108 0.21% 0.22% 0.21% 0.16% 10/25/01 2.00 641,393 2 470,612 0.20% 0.22% 0.20% 0.16% 09/25/01 2.00 642,054 1 234,393 0.20% 0.21% 0.10% 0.08% 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% 03/26/01 3.00 820,826 2 557,977 0.26% 0.24% 0.18% 0.16% 02/26/01 2.00 559,104 2 558,512 0.17% 0.16% 0.17% 0.16% 01/25/01 3.00 879,047 2 559,044 0.26% 0.25% 0.17% 0.16% DistributiREO Modifications Date # Balance # Balance 04/25/02 2 573,645 0 0 0.27% 0.26% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.26% 0.25% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.25% 0.24% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.22% 0.21% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.21% 0.20% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.20% 0.20% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.20% 0.19% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 04/25/02 25 7,217,493 7.2462% 6.9837% 3.33%0.032399431 03/25/02 34 9,000,188 7.2505% 6.9880% 4.38%0.039044544 02/25/02 37 10,958,806 7.2577% 6.9952% 4.57%0.045616092 01/25/02 62 18,844,705 7.2679% 7.0054% 7.32%0.074726271 12/26/01 56 16,132,420 7.2747% 7.0122% 6.16%0.059368353 11/26/01 23 6,120,023 7.2775% 7.0150% 2.38%0.021215172 10/25/01 19 6,066,979 7.2797% 7.0172% 1.92%0.020550372 09/25/01 28 8,590,188 7.2798% 7.0173% 2.78%0.028430222 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 03/26/01 8 2,141,417 7.2923% 7.0298% 0.70%0.006231808 02/26/01 4 1,325,531 7.2923% 7.0298% 0.35%0.003826215 01/25/01 8 1,983,579 7.2924% 7.0299% 0.70%0.005694428 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/25/02 2 639,421 1 234,997 0.28% 0.30% 0.14% 0.11% 03/25/02 3 836,820 0 0 0.41% 0.38% 0.00% 0.00% 02/25/02 4 1,280,627 0 0 0.52% 0.55% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.36% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.11% 0.09% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.11% 0.19% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.19% 0.20% 0.19% 0.15% 02/26/01 3 862,148 2 493,215 0.28% 0.27% 0.19% 0.15% 01/25/01 2 493,691 0 0 0.19% 0.15% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 04/25/02 0 0 3 869,887 0.00% 0.00% 0.43% 0.41% 03/25/02 1 401,891 2 468,951 0.14% 0.18% 0.27% 0.21% 02/25/02 2 637,810 2 469,478 0.26% 0.28% 0.26% 0.20% 01/25/02 3 858,362 2 470,001 0.36% 0.34% 0.24% 0.19% 12/26/01 1 403,150 3 706,511 0.11% 0.15% 0.34% 0.27% 11/26/01 2 640,728 2 470,108 0.22% 0.23% 0.22% 0.17% 10/25/01 2 641,393 2 470,612 0.22% 0.23% 0.22% 0.17% 09/25/01 2 642,054 1 234,393 0.21% 0.22% 0.11% 0.08% 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% 03/26/01 3 820,826 2 557,977 0.29% 0.26% 0.19% 0.17% 02/26/01 2 559,104 2 558,512 0.19% 0.17% 0.19% 0.17% 01/25/01 3 879,047 0 0 0.28% 0.27% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 04/25/02 2 573,645 0 0 0.28% 0.27% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.27% 0.26% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.26% 0.25% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.23% 0.22% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.22% 0.21% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.22% 0.21% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.21% 0.20% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 04/25/02 24 7,017,777 7.2801% 7.0176% 3.40% 3.32% 03/25/02 30 8,160,805 7.2849% 7.0224% 4.08% 3.70% 02/25/02 36 10,753,787 7.2918% 7.0293% 4.67% 4.64% 01/25/02 58 17,900,467 7.3016% 7.0391% 7.00% 7.15% 12/26/01 54 15,661,894 7.3079% 7.0454% 6.12% 5.88% 11/26/01 22 5,911,059 7.3103% 7.0478% 2.43% 2.17% 10/25/01 18 5,866,725 7.3124% 7.0499% 1.95% 2.10% 09/25/01 25 7,903,126 7.3122% 7.0497% 2.63% 2.75% 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% 03/26/01 7 1,753,453 7.3249% 7.0624% 0.67% 0.55% 02/26/01 4 1,325,531 7.3249% 7.0624% 0.38% 0.41% 01/25/01 7 1,917,600 7.3250% 7.0625% 0.66% 0.59% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/25/02 1 191,492 1 247,929 1.41% 1.01% 1.41% 1.31% 03/25/02 1 249,618 0 0 1.33% 1.26% 0.00% 0.00% 02/25/02 1 193,561 0 0 1.32% 0.95% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 04/25/02 1 199,717 6.8659% 6.6034% 1.41% 1.06% 0.00% 0.00% 03/25/02 4 839,383 6.8680% 6.6055% 5.33% 4.23% 0.00% 0.00% 02/25/02 1 205,018 6.8682% 6.6057% 1.32% 1.01% 0.00% 0.00% 01/25/02 4 944,238 6.8727% 6.6102% 5.00% 4.42% 0.00% 0.00% 12/26/01 2 470,526 6.8729% 6.6104% 2.44% 2.14% 0.00% 0.00% 11/26/01 1 208,965 6.8764% 6.6139% 1.20% 0.94% 0.00% 0.00% 10/25/01 1 200,254 6.8765% 6.6140% 1.19% 0.88% 0.00% 0.00% 09/25/01 3 687,062 6.8829% 6.6204% 3.45% 2.92% 0.00% 0.00% 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00% 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00% 03/26/01 1 387,963 6.9077% 6.6452% 1.05% 1.43% 0.00% 0.00% 02/26/01 0 0 6.9077% 6.6452% 0.00% 0.00% 0.00% 0.00% 01/25/01 1 65,979 6.9079% 6.6454% 1.04% 0.24% 0.00% 0.00%